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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

   (as depositor under an Indenture, dated as of February 28, 2003, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-2)

             (Exact name of registrant as specified in its charter)
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      Delaware                     333-120916                    33-0183252
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   (State or Other                (Commission                (I.R.S. Employer
    Jurisdiction                  File Number)              Identification No.)
  of Incorporation)


   383 Madison Avenue
   New York, New York                                               10179
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  (Address of Principal                                          (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (212)272-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
1. [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS II INC.

                                        By:   /S/ Baron Silverstein
                                           --------------------------------
                                        Name:  Baron Silverstein
                                        Title: Vice President

Dated: February 23, 2005


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                                Index to Exhibits

Exhibit
Number            Description
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25.1              Statement of Eligibility of U.S. Bank National Association on
                  Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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